Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I,  Geoffrey William Smethurst, as the Chief Financial Officer of Consorteum Holdings, Inc., certify that (i) Amendment Number 1 to the Form 10-K/A fully complies with the requirements of  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained  in Amendment Number 1 to the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Consorteum Holdings, Inc.

/s/ Geoffrey William Smethurst
Geoffrey William Smethurst,  Chief  Financial  Officer
November 16, 2010